SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                               February 28, 2000
                       (Date of Earliest Event Reported)


                        MORGAN STANLEY AIRCRAFT FINANCE
           (Exact Name of Registrant as Specified in Trust Agreement)


                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

         333-56575                                    13-3375162
         (Commission File                             (IRS Employer
         Number)                                      Identification No.)


                        Morgan Stanley Aircraft Finance
                          c/o Wilmington Trust Company
                            1100 North Market Street
                              Rodney Square North
                        Wilmington, Delaware 19890-1000
                   Attention: Corporate Trust Administration
                                 (302) 651-1000
             (Address and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Office)

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Item 5.    Other Events


           Attached hereto as Exhibit A is a copy of Cash Analysis of Financial Condition and Results of Operations for the twelve month period from December 1, 1998 through November 30, 1999.1



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    1  This report supercedes the report filed on February 14, 2000

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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            MORGAN STANLEY AIRCRAFT FINANCE


Date:    February 28, 2000                  By: /s/ Alexander Frank
                                               --------------------------------
                                            Signatory Trustee







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                                 EXHIBIT INDEX


Exhibit A  - Cash Analysis of Financial Condition and Results of Operations
             for the twelve month period from December 1, 1998 through November 30, 1999.